Exhibit 10.1

Amendment No. 4 to

Transition Services Agreement

Reference is made to that certain Transition Services Agreement, dated as of March 22, 2012 (as amended, modified or supplemented prior to the date hereof, the “TSA”), entered into by and between WMI Liquidating Trust (the “Trust”) and WMIH Corp. (formerly known as WMI Holdings Corp., “WMIH”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the TSA.

The Trust and WMIH hereby agree to amend and supplement the TSA as follows:

Section 1.  Services to be Provided.

The parties agree that Schedule A to the TSA shall be amended and restated in its entirety with the new form of Schedule A, attached hereto.

Section 2.  Hourly Rates and other Adjustments.

The parties agree that Schedule D and Schedule E to the TSA shall be amended and restated in their entirety with the new forms of Schedule D and Schedule E, attached hereto. The new rates reflected on such new Schedule D, shall be given effect as if entered into as of January 1, 2018.  The revised overhead calculation in Schedule E shall be given effect as of February 1, 2018.

Section 3.  Notices

The parties agree that Section 10.9 of the TSA shall be amended and supplemented with the following updates to the information pertaining to the respective parties as follows:

If to WMIH Corp:

800 Fifth Avenue, Suite 4100

Seattle, WA  98104

Attn:  Chad Smith and Peter Struck

Telephone: (206) 922-2963

Fax No:  (206) 922-2995

with a copy (which shall not constitute effective notice) to:

Lane Powell

601 SW Second Avenue, Suite 2100

Portland, OR  97204-3158

Attn:  Jeff Bird

Telephone:  (503) 778-2173

Fax No.:  (503) 778-2200

If to WMI Liquidating Trust:

800 Fifth Avenue, Suite 4100

Seattle, WA  98104

Attn:  William Kosturos

Fax No.:  (206) 922-2994

with a copy (which shall not constitute effective notice) to:

Alvarez & Marsal

425 Market Street, 18th Floor

San Francisco, CA  94105

Attn:  William C. Kosturos

Fax No.:  (415) 837-1684

Section 4. Miscellaneous.

Except as expressly amended and supplemented hereby (and as previously amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 to the TSA), the parties agree that all terms and conditions of the TSA shall remain unchanged and are hereby ratified, confirmed and remain in full force and effect.  This Amendment No. 4 (the “Amendment”) shall be governed by the law of the State of Washington. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail shall be effective delivery of a manually executed counterpart to this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by its officers thereunto duly authorized as of this 31st day of January, 2018.

WMI LIQUIDATING TRUST

By: /s/ Charles Edward Smith
Name:  Charles Edward Smith

Title:  Executive Vice President & General Counsel

WMIH Corp

By: /s/ Timothy F. Jaeger
Name:  Timothy F. Jaeger

Title:  Interim Chief Financial Officer

Schedule A

Liquidating Trust Services

Chad Smith

➢	Work with external WMIH legal counsel on various WMIH legal issues
➢	Prepare for, and participate in, WMIH Board of Director and Committee Meetings
➢	Work with WMIH personnel and outside counsel and consultants to identify and analyze strategic opportunities
➢	Supervise, coordinate and assist with WMIH SEC compliance matters
➢	Other matters as determined in consultation with WMIH Chairman
➢	Interact with WMIH auditors, as necessary

Doreen Logan

HR Support

➢	Payroll processing, including review of time, payroll journal entries, payroll funding
➢	Managing Branch Richards relationship (or any other payroll processing service used)

Accounting

➢	General ledger set-up and management on Quickbooks
➢	Posting transactions to general ledger
➢	Preparation of monthly consolidation (e.g. 4-column) for submission to the CFO
➢	General ledger management, research, reconciliations and monthly binder – all overseen and directed by WMIH CFO
➢	Create and manage vendor file for Accounts Payable and annual tax information reporting – 1099s, etc; submission of 1099 for review; submission of 1099 for filing

State and Local Taxes

➢	Preparation and filing of monthly B&O Tax return with Washington Department of Revenue
➢	Preparation and filing of City of Seattle tax return on required basis (e.g. monthly, quarterly, annually).

Banking and Accounts Payable Oversight

➢	Complete set-up of bank accounts, oversight and preparation of wire transfer process and check writing
➢	Cash management / treasury management – management of online access to WMIH bank(s)
➢	Bank account management and reconciliation; submission of reconciliation to management for review and approval
➢	Check run preparation and oversight; submit to senior management and/or Audit Committee Chairman for review and approval

SOX Testing and Review; External Auditors

➢	Assist WMIH personnel, consultants and auditors with SOX testing
➢	Implement controls as directed by WMIH employees and consultants to ensure WMIH is SOX compliant
➢	Provide information to external auditors, as requested by WMIH employees or consultants

Curt Brouwer

➢

Provide tax consulting services specific to legacy WMI tax issues including stock basis, NOLs, etc. or other issues that may arise during strategic opportunity discussions with outside counsel and consultants of WMIH

Yana Soriano

Corporate Governance and Board Support

➢	Assist with providing reports to WMIH Board and Board Committees
➢	Assist in creation, coordination and assembly of materials for WMIH Board meetings
➢	Work with counsel to submit annual Board questionnaires to WMIH Board members
➢	Maintain official corporate records
➢	Ensure any upcoming state filings are complete and paid, if necessary

Litigation Support

➢	Process and coordinate review of Service of Process requests

Accounts Payable

➢	Accounts payable, including invoice tracking and invoice approvals
➢	Participate in check runs by writing checks and reporting checks written to Controller
➢	Ordering checks from the bank and maintaining check stock in locked drawer

Helen Grayson

Administrative Services

➢	Compile documents and coordinate document signature requests
➢	Coordinate facility requests (repair services, building announcements, etc.)
➢	Order supplies, as necessary
➢	Process expense reports, as needed
➢	Book travel itineraries for employees, consultants and/or board, as requested
➢	Handle incoming and outgoing mail and Fedex and USPS shipments
➢	Assist with setting up and sending out meeting invoices; sending WMIH Board meeting invites to appropriate personnel
➢	Coordinate WMIH annual meetings working with management, outside counsel and event coordinators

Accounts Payable

➢	Mail checks issued in check runs
➢	Assist with verifying accuracy of invoices received (Fedex, rent, etc.)

HR Support

➢	Maintain employee and board member files
➢	Distribute pay advices to employees
➢	Submit state and federal employee tax correspondence to Branch Richards (or other payroll processing service used)
➢	Maintain records of quarterly payroll tax filings submitted by Branch Richards (or other payroll processing service used)

Schedule D

Monthly Employee Rates – WMI Liquidating Trust

Employee	Maximum Hours Allocation	2017 Rate	2018 Rate	2019 Rate	2020 Rate	2021 Rate
Chad Smith	40	$ 458.17	$ 474.21	$ 490.80	$ 507.98	$ 525.76
Doreen Logan	40	$ 265.25	$ 274.53	$ 284.14	$ 294.09	$ 304.38
Curt Brouwer	10	$ 475.00	$ 475.00	$ 475.00	$ 475.00	$ 475.00
Yana Soriano	40	$ 70.59	$ 73.06	$ 75.62	$ 78.26	$ 81.00
Helen Grayson	40	$ 55.01	$ 56.94	$ 58.93	$ 60.99	$ 63.13

Employee Overhead Charge per hour		$ 20.14	$ 20.84	$ 21.57	$ 22.33	$ 23.11

Schedule E

Monthly Overhead Expense

Overhead	Vendor	June 2015 Revision	January 2018 Revision
Cell Phones	AT&T Mobility	$ 150.00	$ 150.00	No change
Network System and Support	Z7 Networks	$ 3,984.00	$ 5,447.26	50% allocation of Z7 costs
Copier/Printer Lease	AGI Lease	$ 388.00	$ 450.00	50% of AGI lease cost/support for copiers
Supplies	Various	$ 75.00	$ 75.00	Paper and other office supplies
		$ 4,597.00	$ 6,122.26
Total monthly change from prior agreement:			$ 1,525.26